                                                                      EXHIBIT 24


                                  TENNECO INC.
                                POWER OF ATTORNEY


     The undersigned does hereby appoint David A. Wardell, Kenneth R. Trammell and Paul D. Novas, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2007 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 28th day of February, 2008.



                                             /s/ Gregg Sherrill
                                             ----------------------------------
                                             Name: Gregg Sherrill

                                  TENNECO INC.
                                POWER OF ATTORNEY


     The undersigned does hereby appoint David A. Wardell and Paul D. Novas, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2007 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 28th day of February, 2008.



                                             /s/ Kenneth R. Trammell
                                             ----------------------------------
                                             Name: Kenneth R. Trammell

                                  TENNECO INC.
                                POWER OF ATTORNEY


     The undersigned does hereby appoint David A. Wardell and Kenneth R. Trammell, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2007 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 28th day of February, 2008.



                                             /s/ Paul D. Novas
                                             ----------------------------------
                                             Name: Paul D. Novas

                                  TENNECO INC.
                                POWER OF ATTORNEY


     The undersigned does hereby appoint David A. Wardell, Kenneth R. Trammell and Paul D. Novas, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2007 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 13th day of February, 2008.



                                             /s/ Charles W. Cramb
                                             ----------------------------------
                                             Name: Charles W. Cramb

                                  TENNECO INC.
                                POWER OF ATTORNEY


     The undersigned does hereby appoint David A. Wardell, Kenneth R. Trammell and Paul D. Novas, and each of them, with full power to act alone, as her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2007 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 12th day of February, 2008.



                                             /s/ Dennis J. Letham
                                             ----------------------------------
                                             Name: Dennis J. Letham

                                  TENNECO INC.
                                POWER OF ATTORNEY


     The undersigned does hereby appoint David A. Wardell, Kenneth R. Trammell and Paul D. Novas, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2007 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 15th day of February, 2008.



                                             /s/ Frank E. Macher
                                             ----------------------------------
                                             Name: Frank E. Macher

                                  TENNECO INC.
                                POWER OF ATTORNEY


     The undersigned does hereby appoint David A. Wardell, Kenneth R. Trammell and Paul D. Novas, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2007 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 14th day of February, 2008.



                                             /s/ Roger B. Porter
                                             ----------------------------------
                                             Name: Roger B. Porter

                                  TENNECO INC.
                                POWER OF ATTORNEY


     The undersigned does hereby appoint David A. Wardell, Kenneth R. Trammell and Paul D. Novas, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2007 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 15th day of February, 2008.



                                             /s/ David B. Price, Jr.
                                             ----------------------------------
                                             Name: David B. Price, Jr.

                                  TENNECO INC.
                                POWER OF ATTORNEY


     The undersigned does hereby appoint David A. Wardell, Kenneth R. Trammell and Paul D. Novas, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2007 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 13th day of February, 2008.



                                             /s/ Paul T. Stecko
                                             ----------------------------------
                                             Name: Paul T. Stecko

                                  TENNECO INC.
                                POWER OF ATTORNEY


     The undersigned does hereby appoint David A. Wardell, Kenneth R. Trammell and Paul D. Novas, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2007 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 14th day of February, 2008.



                                             /s/ Mitsunobu Takeuchi
                                             ----------------------------------
                                             Name: Mitsunobu Takeuchi

                                  TENNECO INC.
                                POWER OF ATTORNEY


     The undersigned does hereby appoint David A. Wardell, Kenneth R. Trammell and Paul D. Novas, and each of them, with full power to act alone, as her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2007 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 20th day of February, 2008.



                                             /s/ Jane L. Warner
                                             ----------------------------------
                                             Name: Jane L. Warner